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EXHIBIT ___                                                       CONFORMED COPY

                            SECURED PROMISSORY NOTE
                            -----------------------

US$*                                                           December 30, 1999


     FOR VALUE RECEIVED, the undersigned MIDWAY AIRLINES CORPORATION, a Delaware corporation ("Borrower") hereby promises to pay to the order of FLEET CAPITAL CORPORATION, a Rhode Island Corporation (the "Lender"):

           (a) the principal sum of US$*, in the number of installments set forth in Annex A hereto, and each installment to be due and payable on a Payment Date and in an amount equal to the amount set forth in Annex A hereto opposite such Payment Date;

           (b) interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until such principal amount if paid in full at the Applicable Rate, payable in arrears on each Payment Date and on the date this Note is paid in full; and

           (c) interest at the Past Due Rate on any principal hereof, and, to the extent permitted by Applicable Law, interest and other amounts due hereunder, not paid when due (whether at stated maturity, by acceleration or otherwise), for any period during which the same shall be overdue, payable on demand by the Lender.

     All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement. This Note evidences a borrowing under and has been issued by the Borrower in accordance with the terms of the Load Agreement. Each of the Lender and any transferee of the Lender under Section 5.01(b) of the Loan Agreement is entitled to the benefits of the Loan Agreement, the Security Agreement and the other Operative Agreements.

     The Borrower has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole of the principal of this Note on the terms and conditions specified in the Loan Agreement.

     If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.


* Confidential treatment has been requested for omitted information. Omitted information has been filed separately with the Commission.

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     No delay or omission on the part of the Lender in exercising any right hereunder shall operate as waiver of such right or of any other rights of the Lender, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

     The Borrower hereby waives to the extent permitted by law, presentment, demand, notice protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

     THIS NOTE IS BEING DELIVERED IN THE STATE OF NEW YORK, AND THIS NOTE AND THE OBLIGATIONS OF THE BORROWER HEREUNDER SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                       2
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        IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized officer as of the day and year first written above.


                                       MIDWAY AIRLINES CORPORATION
                                        as Borrower

                                       By: /s/ Jonathan S. Waller
                                           -----------------------------
                                           Name: Jonathan S. Waller
                                           Title: Senior Vice President
                                                       General Counsel

                                       3
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                                                              Annex A to Secured
                                                              Promissory Note

                             Amortization Schedule
                             ---------------------

          Payment Date                            Amount
          ------------                            ------
                *                                   *



* Confidential treatment has been requested for omitted information. Omitted information has been filed separately with the Commission.